UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 13, 2007
Date of Report (Date of earliest event reported)

RANCHO SANTA MONICA DEVELOPMENTS INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51376	83-0414306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3104 Sunnyhurst Road North Vancouver, BC, Canada	V7K 2G3
(Address of principal executive offices)	(Zip Code)

(604) 537-5905
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

The attached announcement was released to the news media on February 12th, 2007 announcing the substantial completion of the development of the Solidaridad property.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired: Not applicable.

(b)	Pro Forma financial information: Not applicable.

(c)	Exhibits 99.1 Press Release February 12th , 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANCHO SANTA MONICA DEVELOPMENTS INC.

Date February 12th, 2007
By:
/s/ GRAHAM ALEXANDER
GRAHAM ALEXANDER
President and Chief Executive Officer